Semiannual Report

International
Growth &
Income Fund

April 30, 2000

T. Rowe Price

REPORT  HIGHLIGHTS
--------------------------------------------------------------------------------

International Growth & Income Fund

o International markets rose during the past six months, but were led almost exclusively by New Economy stocks.

o The fund's returns for the 6- and 12-month periods trailed the MSCI EAFE Index due to our focus on value stocks.

o Performance was most affected by stock selection in Europe, where the fund was hurt by its lack of exposure to high-growth sectors such as telecommunications equipment.

o We expect more volatility in international stocks. A continuation of the recent shift away from last year's favorite sectors should benefit the fund.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

International stocks rose during the six months ended April 30, 2000, led almost exclusively by so-called New Economy stocks in the telecommunications, media, and technology sectors. Value and cyclical stocks lagged far behind most of the period, but recovered somewhat after technology stocks began a sharp correction in mid-March. Fund performance reflected the general lack of investor enthusiasm for value-oriented and reasonably priced stocks.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 4/30/00                      6 Months            12 Months
     ---------------------------------------------------------------------------

     International Growth
     & Income Fund                                  3.70%                6.11%

     MSCI EAFE Index                                6.84                14.17

     The International Growth & Income Fund delivered modest returns for the 6- and 12-month periods, as shown in the table, trailing the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, and Far
     East) Index in both periods. Our underweighting of New Economy stocks, particularly in Europe-though in keeping with the fund's value style-restrained results. Technology, media, and telecom stocks also led gains in most other markets, but not by so wide a margin as in Europe, which was home to many of the world's best-performing markets during the period. The fund's underweighting in communications equipment stocks hurt performance.

     In most international markets, established enterprises such as packaged-food manufacturers, industrial companies, and utilities were left behind. Performance was divided between big winners, mostly in the New Economy sectors, and significant losers. However, market leadership changed in March as investors grew increasingly concerned about valuations and as an oversupply of new issues reduced the value of Internet-related investments. Pharmaceuticals, consumer cyclicals, and financials started to recover, while most New Economy stocks fell sharply.

     Improving international economies provided a supportive backdrop for stocks. Europe enjoyed stronger-than-expected growth, along with further consolidation in the telecom and banking sectors. The euro's 13% decline against the dollar over the past six months, which reduced returns on European stocks for U.S. investors, can be attributed to several factors: investment flows out of the euro zone; the persistent gap between the exceptionally strong U.S. economy and the more moderate European economy; and higher interest rates in the U.S.

     In Japan, while stronger capital expenditure and steadily improving industrial production signaled a reviving economy, unemployment remained high and the consumer sector weak. Economic recovery continued throughout the rest of Asia, and Latin American economies also improved. Mexico's debt rating was raised to investment grade by Moody's Investors Service, further boosting regional prospects.


PORTFOLIO REVIEW

     At the end of April, Europe represented 66% of net assets, up from 64% in October. Our largest single country weighting was the U.K., at nearly 20%, up slightly from six months ago. During the period, we added to our U.K. holdings while reducing Japanese exposure modestly to 18%. Far East and Latin America exposures were unchanged at 6% and 3%, respectively, with substantially all of the latter in Mexico and Brazil. Your fund was underweighted in Europe and Japan relative to the EAFE index, but overweighted in the rest of Asia and in Latin America (not represented in EAFE).

T. Rowe Price Becomes Sole Owner of International Investment Manager
--------------------------------------------------------------------------------

As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.


Market Performance
--------------------------------------------------------------------------------

Six Months                          Local       Local Currency      U.S.
Ended 4/30/00                      Currency     vs. U.S. Dolars     Dollars
--------------------------------------------------------------------------------

France                              32.23%          -13.30%         14.64%

Germany                             33.25           -13.30          15.53

Hong Kong                           12.27           - 0.25          11.99

Italy                               26.37           -13.30           9.56

Japan                                7.07           - 3.44           3.39

Mexico                              18.45             2.19          21.04

Netherlands                         17.19           -13.30           1.60

Norway                              13.09           -12.32          -0.84

Sweden                              66.38           - 7.98          53.09

Switzerland                          4.18           -11.44          -7.73

United Kingdom                       1.57           - 4.64          -3.14

Source: RIMES Online, using MSCI indices.


     Europe

     Country performance varied widely according to the technology weighting of each country's equity market. The Swedish and Finnish markets were strongest, up 53% and 81% in U.S. dollar terms, respectively, due mostly to the gains of technology leaders Ericsson and Nokia. Each company is by far the largest in its local market, and neither generally meets your fund's valuation criteria. We continue to expect that value-oriented stocks will do well in Europe, aided by policy reforms, a common currency, corporate restructuring, and takeover activity, as well as by the renewed concern about valuations among New Economy stocks.

     Stocks in Germany rose 16% (more than 33% in local currency terms) as its large technology and telecom stocks soared, driven in part by merger activity. In France, technology, media, and telecom stocks accounted for much of the market's 15% rise in dollar terms and 32% in local currency. Your fund participated in the outstanding gains of the established national carriers, Deutsche Telekom and France Telecom. Although the fund is value oriented, we made some modest New Economy investments in Europe during the past six months, and did particularly well with Germany's Epcos, a semiconductor company spun off from Siemens. The stock more than tripled, enough to become our top contributor before being eliminated based on valuation. The U.K. and Switzerland, with fewer tech and telecom companies, were the weakest major markets, falling 3% and 8%, respectively. Poorer performance from financial services companies, pharmaceuticals, and industrial cyclicals held back returns in those markets. Large fund holdings in fine companies such as Imperial Chemical Industries and drug maker AstraZeneca, both of the U.K., and Holderbank Financiere Glarus, of Switzerland, declined during the period.

Pie Graph: Geographic Diversification
--------------------------------------------------------------------------------

Europe     Japan       Far East      Latin America      Others & Reserves

66         18          6             3                  7

Based on net assets as of 4/30/00.

     The union of media and telecom companies also spurred market gains, as investors viewed favorably the prospects for distributing popular content via the Internet. In Italy, Telecom Italia surged following its announcement that it would acquire Seat, the Italian media company, and combine it with Telecom Italia's dominant Internet subsidiary.

     As sector leadership changed in March, neglected energy producers, financials, basic materials, and pharmaceuticals rebounded, although they still trailed far behind technology stocks. Energy producers Royal Dutch Petroleum/Shell Transport & Trading (Netherlands/U.K.) and TotalFina (France) made tangible progress with restructuring. The latter became more optimistic about its prospects for cost reductions and various synergies as the merger between the two previously independent companies progressed further. After a dull period, the earnings outlook for pharmaceutical giant Glaxo Wellcome of the U.K. improved, and we purchased the stock in February. The company's agreement to merge with SmithKline Beecham enhanced its prospects for growth. Our timing proved fortuitous, as Glaxo Wellcome was one of our top contributors. The banking sector consolidated as Royal Bank of Scotland won a battle against Bank of Scotland to acquire NatWest Bank. Finnish/Swedish Nordic Baltic Holding acquired its Danish neighbor Unidanmark, and U.K.-based HSBC acquired French/Belgian bank CCF.


Far East and Other

     In Japan, stocks peaked early in 1999 and lagged during the past six months. However, the sedate 3% rise in dollar terms masked volatile swings and a wide disparity among sectors. Value stocks, in particular, languished, but the fund benefited from our recent shift away from "deep value" stocks toward a more modest value tilt, and performance was in line with the market. We are concerned that the pace of corporate restructuring and consolidation is not fast enough in Japan to provide a catalyst for the most undervalued shares.

     Our existing holdings and several new positions in established, fundamentally sound technology and consumer electronics companies performed well as demand surged for their products. The fund's second-best contributor for the six months was Kyocera, a leading cellular phone manufacturer, which also gained from its status as the largest prospective shareholder in the proposed merger of three Japanese telecom firms. We eliminated another top holding, Canon, after a powerful run, but purchased Sony, NEC, and Toshiba. Sony rose sharply following an announcement of its intention to provide Internet banking, launch an Internet-compatible product, and split its shares. Restructuring, robust demand, and plans for Internet alliances and services helped the fund reap modest gains from NEC and Toshiba. We also purchased Hitachi during the period.

     Perceiving that the worst may be over for Japanese bank stocks, we established a new position in Fuji Bank and added to Sumitomo Bank. In keeping with our reduced value emphasis in Japan, we eliminated Tokyo Electric Power and significantly reduced holdings in deep cyclicals such as Sumitomo Chemicals and Bridgestone.

Industry Diversification
--------------------------------------------------------------------------------

                                                       Percent of Net Assets

                                                       10/31/99      4/30/00
--------------------------------------------------------------------------------

Finance                                                  24.3%         21.7%

Services                                                 15.6          18.7

Consumer Goods                                           21.5          17.6

Capital Equipment                                        14.5          17.1

Energy                                                   10.6           9.3

Materials                                                 7.9           8.7

Multi-industry                                            2.0           2.1

All Other                                                 0.9           0.9

Reserves                                                  2.7           3.9
--------------------------------------------------------------------------------

Total                                                   100.0%        100.0%

     Despite the highflying technology sector, Japan's economy remained lackluster. Fourth-quarter GDP was off 1.4% from the third quarter, and unemployment rose to a post-war high of 4.9%. While industrial production strengthened, worries about future job losses depressed consumer spending and retail sales as company restructuring and bankruptcies increased. Underfunding of corporate pensions and planned cuts to national pension benefits also hurt consumption. Hong Kong, our major position in the Pacific ex-Japan at 3% of net assets, was among the stronger markets in the region, while Singapore (3% of net assets) was weak. The announcement of several Internet-related deals spurred an outstanding gain in Hong Kong conglomerate Hutchison Whampoa, one of our top five performers in the period. Hutchison Whampoa has diverse interests that also include property development, commercial port management, and wireless communications. Cheung Kong Holdings, a major property development and investment group, was also strong. In Singapore, DBS Group Holdings (Development Bank of Singapore) and United Overseas Bank posted solid gains, but Singapore Land slid and Singapore Airlines was off slightly.

     In Australia (2% of net assets), Publishing & Broadcasting put in a strong showing thanks to its valuable media and Internet businesses. However, the fund experienced significant declines in retailer Coles Myer, diversified manufacturer Pacific Dunlop, and mining companies such as Normandy Mining and Rio Tinto.


Latin America

     Though our Latin American holdings are slight (3% of net assets), the fund's positions there added marginally to performance as Brazil and Mexico posted strong gains. Brazil's Telebras was one of our top performers in the past six months with a gain of nearly 70%. Telmex in Mexico gained nearly 38%. Both have significant growth prospects because market penetration is low and improving economic conditions encourage consumer spending. They also carry more attractive valuations than their peers in developed markets.


OUTLOOK

     Accelerating deregulation, restructuring, and consolidation in Europe should boost earnings growth and shareholder value. Japan, however, needs to complement its leading position in the New Economy with a willingness to alter traditional ways of doing business. In the rest of Asia, the slow but steady pace of reform, coupled with economic growth, could fuel the equity markets. Both New Economy and Old Economy enterprises in Latin America have great potential as long as the current stable, supportive economic and political environment endures.

     Following a year of speculation in Internet and technology stocks, we welcome a return to selectivity and a focus on fundamentals (including real earnings) and valuation. With this transition taking place and interest rates rising, we expect stock market volatility to continue during the next few months. However, the likely end of the easy money era in Internet stocks, and a broadening of market participation to include lagging sectors, should ultimately boost the quality, value-oriented stocks we favor. The stronger global economic backdrop and the increasing attention to shareholder value and strategic consolidation should also benefit the International Growth & Income Fund.

     Respectfully submitted,

     Martin G. Wade
     Chairman

     John R. Ford
     President

     May 23, 2000


--------------------------------------------------------------------------------
New President of T. Rowe Price International Funds

After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                        4/30/00
    ------------------------------------------------------------

    Shell Transport & Trading, United Kingdom              1.4%

    Glaxo Wellcome, United Kingdom                         1.3

    NEC, Japan                                             1.3

    Sony, Japan                                            1.3

    ABB, Switzerland                                       1.2
    -----------------------------------------------------------

    Toshiba, Japan                                         1.1

    Hutchison Whampoa, Hong Kong                           1.1

    Vontobel Holdings, Switzerland                         1.1

    Kyocera, Japan                                         1.0

    Hitachi, Japan                                         0.9
    -----------------------------------------------------------

    Honda, Japan                                           0.9

    Fuji Bank, Japan                                       0.9

    Terumo, Japan                                          0.9

    TotalFina, France                                      0.9

    Deutsche Telekom, Germany                              0.8
    -----------------------------------------------------------

    Sumitomo Bank, Japan                                   0.8

    Imperial Chemical Industries, United Kingdom           0.8

    Pearson, United Kingdom                                0.8

    Telefonica de Espana, Spain                            0.8

    Telegraaf Holdings, Netherlands                        0.8
    -----------------------------------------------------------

    Bowthorpe, United Kingdom                              0.8

    Endesa, Spain                                          0.8

    AstraZeneca Group, United Kingdom                      0.8

    DBS Group Holdings, Singapore                          0.8

    France Telecom, France                                 0.8
    -----------------------------------------------------------

    Total                                                 24.1%

Note: Table excludes reserves.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Line Graph: INTERNATIONAL GROWTH &INCOME FUND
     ---------------------------------------------------------------------------

                                MSCI                      International
                                EAFE                      Growth &
                                Index*                    Income Fund

     12/21/98                   10,000                    10,000

     4/30/99                    10,560                    10,750

     4/30/00                    12,056                    11,407

     *From 12/31/98


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                     Since       Inception
     Periods Ended 4/30/00          1 Year       Inception            Date
     ---------------------------------------------------------------------------

     International Growth &
       Income Fund                   6.11%          10.20%        12/21/98

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                            6 Months            12/31/98
                                               Ended             Through
                                             4/30/00            10/31/99

NET ASSET VALUE

    Beginning of period                     $  11.00            $  10.00

Investment activities

    Net investment income (loss)                0.01*               0.16*
    Net realized and
    unrealized gain (loss)                      0.40                0.84

    Total from
    investment activities                       0.41                1.00

Distributions

    Net investment income                      (0.19)               --
    Net realized gain                          (0.23)               --

    Total distributions                        (0.42)               --

NET ASSET VALUE
    End of period                           $  10.99            $  11.00

Ratios/Supplemental Data

    Total return(diamond)                       3.70%*             10.00%*

Ratio of total expenses to
    average net assets                          1.25%!*             1.25%!*

Ratio of net investment income
    (loss) to average net assets                0.90%!*             1.87%!*

    Portfolio turnover rate                     60.1%!              35.8%!

Net assets, end of period
    (in thousands)                          $ 10,499            $  9,776

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !  Annualized
        * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 10/31/00.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

ARGENTINA  0.5%

Common Stocks  0.5%

Banco de Galicia y Buenos Aires
  (Class B) ADR (USD)                                       924   $       16

Telecom Argentina Stet -
  France Telecom (Class B) ADR (USD)                        800           22

Telefonica de Argentina (Class B) ADR (USD)                 500           18

Total Argentina (Cost $52)                                                56


AUSTRALIA  2.4%

Common Stocks  2.4%

Australia & New Zealand Banking                           5,900           41

Coles Myer                                                7,500           28

Normandy Mining                                          39,000           19

Pacific Dunlop                                           16,600           14

Publishing & Broadcasting                                 5,800           45

Rio Tinto                                                 2,000           30

Santos                                                   11,400           26

Westfield Trust                                          13,700           25

Westpac Banking                                           3,800           24

Total Australia (Cost $289)                                              252


AUSTRIA  0.5%

Common Stocks  0.5%

Brau-Union (EUR)                                            600           25

EVN (EUR)                                                   200           22

Total Austria (Cost $61)                                                  47


BELGIUM  1.1%

Common Stocks  1.1%

Dexia (EUR)                                                 300           39

Electrabel (EUR)                                            130           32

Solvay (EUR)                                                700           47

Total Belgium (Cost $147)                                                118


BRAZIL  0.6%

Common Stocks  0.6%

Companhia Vale do Rio Doce ADR (USD)                      1,300   $       32

Telebras ADR (USD)                                          300           36

Total Brazil (Cost $49)                                                   68


CHILE  0.1%

Common Stocks  0.1%

Compania de Telecomunicaciones de Chile
  (Class A) ADR (USD)                                       400            7

Enersis ADS (USD)                                           302            6

Total Chile (Cost $16)                                                    13


DENMARK  0.7%

Common Stocks  0.7%

Danisco                                                     840           25

Tele Danmark A/S                                            600           44

Total Denmark (Cost $77)                                                  69


FINLAND  0.8%

Common Stocks  0.8%

Kesko (EUR)                                               3,550           39

Stora Enso (SEK)                                          4,000           40

Total Finland (Cost $117)                                                 79


FRANCE  11.3%

Common Stocks  11.3%

Accor (EUR)                                               1,000           37

Alcatel Alsthom (EUR)                                       300           70

Assurances Generales de France (EUR)                        940           47

Aventis (EUR)                                               412           22

Axa ADR (USD)                                             1,000           77

B.U.S. Berzelius Umwelt-Service (EUR)                     2,000           21

Banque National de Paris (EUR)                              400           32

Cie de St. Gobain (EUR)                                     310           42

Danone (EUR)                                                200           44

France Telecom ADR (USD)                                    500   $       80

Fromageries (EUR)                                            40           25

Labinal (EUR)                                               200           21

LVMH (EUR)                                                   80           34

Pechiney (EUR)                                              800           36

Pernod Ricard (EUR)                                         800           36

Pinault Printemps Redoute (EUR)                             240           48

Renault (EUR)                                             1,000           46

Aventis (EUR)                                             1,380           76

Schneider Electric (EUR)                                    700           46

Societe Generale (EUR)                                      300           62

Suez Lyonnaise des Eaux (EUR)                               400           63

Technip (EUR)                                               460           52

Total Fina ADR (USD)                                        400           30

Total Fina (Class B) (EUR)                                  399           61

Valeo (EUR)                                                 600           33

Vivendi (EUR)                                               500           49

Total France (Cost $1,142)                                             1,190


GERMANY  8.6%

Common Stocks  8.6%

Altana (EUR)                                                560           41

AMB Aachner & Muenchener Beteiligungs (EUR)                 400           26

AXA Colonia Konzern (EUR)                                   420           36

BASF (EUR)                                                1,010           44

Bayer (EUR)                                               1,300           54

Bayerische Vereinsbank (EUR)                                500           31

Celanese (EUR)                                               55            1

Daimler Chrysler (USD)                                      900           52

Deutsche Bank (EUR)                                         910           61

Deutsche Telekom ADR (USD)                                1,300           88

Dresdner Bank (EUR)                                       1,140           47

Epcos (EUR)                                                 500           71

Heidelberg Zement (EUR)                                     600           35

HEW-Hamburgische Electricitaets-Werke (EUR)               2,100           38

Linde (EUR)                                                 900           35

Lufthansa (EUR)                                           1,210           25

MAN (EUR)                                                 1,600   $       53

RWE (EUR)                                                 1,200           39

Siemens (EUR)                                               400           59

Veba (EUR)                                                1,400           70

Total Germany (Cost $911)                                                906


HONG KONG  3.3%

Common Stocks  3.3%

Cheung Kong Holdings                                      6,000           71

Hang Seng Bank                                            4,000           37

Hong Kong Electric                                       21,000           66

Hutchison Whampoa                                         8,000          116

Yue Yuen Industrial                                      26,000           57

Total Hong Kong (Cost $249)                                              347


ITALY  4.1%

Common Stocks  4.1%

Assicurazioni Generali (EUR)                              2,000           57

Banca Commerciale Italiana (EUR)                          5,900           28

Benetton Group (EUR)                                     26,200           48

ENI SPA ADR (USD)                                           700           36

Falck Acciaierie & Ferriere Lombarde (EUR)                7,000           47

Istituto Nazionale delle Assicurazioni (EUR)             20,000           43

Parmalat Finanz (EUR)                                    39,000           41

Sanpaolo IMI ADR (USD)                                    1,400           41

Telecom Italia (EUR)                                      4,100           57

Toro Assicurazioni (EUR)                                  2,700           28

Total Italy (Cost $480)                                                  426


JAPAN  17.8%

Common Stocks  17.8%

Bridgestone                                               2,000           43

Dai Nippon Printing                                       4,000           68

Denso                                                     2,000           49

Fuji Bank                                                11,000           92

Hitachi ADR (USD)                                           800           98

Honda ADR (USD)                                           1,100   $       97

JUSCO                                                     3,000           56

Kao                                                       1,000           31

Kuraray                                                   4,000           33

Kyocera                                                     600          100

Makita                                                    4,000           35

Marui                                                     3,000           56

Matsushita Electric Industrial                            3,000           79

Mitsui                                                    5,000           37

NEC                                                       5,000          136

Nippon Express                                           10,000           63

Nippon Telegraph & Telephone ADR (USD)                    1,200           76

Sekisui House                                             6,000           55

Sony ADR (USD)                                              600          135

Sumitomo Bank                                             7,000           88

Sumitomo Chemicals                                        8,000           40

Sumitomo Marine & Fire Insurance                         11,000           58

Takeda Chemical Industries                                1,000           66

TDK ADR (USD)                                               500           68

Terumo                                                    3,000           91

Toshiba                                                  12,000          116

Wacoal                                                    1,000            9

Total Japan (Cost $1,674)                                              1,875


MEXICO  1.6%

Common Stocks  1.6%

Cemex (Represents 2 Class A
  and 1 Class B shares)                                   6,000           26

Femsa UBD (Represents 1 Class B
  and 4 Series D shares)                                  8,000           32

Grupo Financiero Banamex *                               13,000           47

Kimberly-Clark de Mexico (Class A)                        7,000           22

Telefonos de Mexico (Class L) ADR (USD)                     600           35

Total Mexico (Cost $120)                                                 162


NETHERLANDS  5.5%

Common Stocks  5.5%

ABN Amro Holdings ADR (USD)                               2,900           60

Akzo Nobel (EUR)                                          1,700           70

CSM (EUR)                                                 2,200   $       38

DSM (EUR)                                                 1,200           39

Fortis NI (EUR)                                           1,700           43

Hagemeyer (EUR)                                           1,600           32

ING Groep (EUR)                                           1,200           65

OCE (EUR)                                                 1,300           17

Philips Electronics (USD)                                 1,200           54

Royal Dutch Petroleum (USD)                                 800           46

Telegraaf Holdings (EUR)                                  3,000           83

Vendex KBB (EUR)                                          2,000           31

Total Netherlands (Cost $684)                                            578


NEW ZEALAND  0.5%

Common Stocks  0.5%

Fernz                                                    10,000           18

Lion Nathan                                               6,400           13

Telecom Corp. of New Zealand ADR (USD)                      500           17

Total New Zealand (Cost $64)                                              48


NORWAY  1.6%

Common Stocks  1.6%

Christiania Bank                                         10,600           49

Norsk Hydro                                               1,200           44

Orkla (Class A)                                           3,085           48

Storebrand ASA                                            4,900           30

Total Norway (Cost $163)                                                 171


SINGAPORE  2.7%

Common Stocks  2.7%

Development Bank of Singapore                             5,815           80

Singapore Airlines                                        5,000           52

Singapore Land                                           16,000           29

Singapore Press                                           4,000           78

United Overseas Bank                                      6,336           44

Total Singapore (Cost $203)                                              283


SPAIN  3.8%

Common Stocks  3.8%

Banco Bilbao Vizcaya (EUR)                                2,500   $       34

Banco Santander Central Hispanos ADR (USD)                4,000           44

Cristaleria Espanola (EUR)                                  740           24

Endesa ADR (USD)                                          3,900           82

Grupo Dragados (EUR)                                      5,100           39

Iberdrola (EUR)                                           3,000           38

Repsol ADR (USD)                                          2,500           52

Telefonica de Espana ADR (USD)                            1,254           83

Total Spain (Cost $409)                                                  396


SWEDEN  2.3%

Common Stocks  2.3%

Autoliv                                                   1,500           42

Electrolux (Class B)                                      4,000           68

Nordic Baltic Holding (DKK)*                             10,163           63

Svenska Handelsbanken                                     5,400           71

Total Sweden (Cost $264)                                                 244


SWITZERLAND  5.8%

Common Stocks  5.8%

ABB                                                       1,134          127

Clariant                                                    125           46

Credit Suisse Group                                         250           45

Hero                                                        300           33

Holderbank Financiere Glarus                                 70           79

Schindler Holdings                                           40           57

Schweizerische Rueckversicherungs                            45           72

UBS                                                         160           39

Vontobel Holdings                                            50          111

Total Switzerland (Cost $619)                                            609


UNITED KINGDOM  19.9%

Common Stocks  19.9%

Abbey National                                            3,100   $       35

Allied Zurich                                             6,000           60

Associated British Foods                                  8,008           47

AstraZeneca Group                                           908           38

AstraZeneca Group ADR (USD)                               1,000           42

Bank of Scotland                                          3,800           34

Bass                                                      4,200           49

BG Group                                                  6,044           36

Blue Circle Industries                                    9,900           66

Bowthorpe                                                 4,500           83

BP Amoco ADR (USD)                                        1,500           77

British Aerospace                                        10,000           62

Cadbury Schweppes ADR (USD)                               2,100           56

Diageo ADR (USD)                                          1,500           51

FKI                                                      20,000           76

GKN                                                       3,700           51

Glaxo Wellcome ADR (USD)                                  2,200          138

Halifax Group                                             3,700           35

Hilton Group                                              8,000           34

HSBC Holdings                                             4,800           53

Imperial Chemical Industries ADR (USD)                    2,500           87

Pearson                                                   2,500           85

Powergen                                                  6,400           40

Railtrack Group                                           2,500           32

Reed International                                        9,000           62

Rentokil Group                                           15,000           41

Rolls Royce                                              18,000           68

Royal & Sun Alliance                                      6,181           35

Shell Transport & Trading ADR (USD)                       3,000          145

Slough Estates                                            9,000           50

Smith & Nephew                                           20,000           58

Tesco                                                    21,000           71

Thames Water                                              4,200           53

Tomkins ADR (USD)                                         3,500           43

United Utilities                                          5,700           55

Woolwich                                                  9,300           45

Total United Kingdom (Cost $2,200)                                     2,093


UNITED STATES  0.6%

Common Stocks  0.6%

Pharmacia                                                 1,190   $       59

Total United States (Cost $57)                                            59


SHORT-TERM INVESTMENTS  2.1%

Money Market Funds  2.1%

Reserve Investment Fund, 6.18% #                        224,543          225

Total Short-Term Investments (Cost $225)                                 225

Total Investments in Securities

98.2% of Net Assets (Cost $10,272)                                $   10,314

Other Assets Less Liabilities                                            185

NET ASSETS                                                        $   10,499
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       48

Accumulated net realized gain/loss -
net of distributions                                                     689

Net unrealized gain (loss)                                                38

Paid-in-capital applicable to 955,108
shares of $0.01 par value capital
stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                          9,724

NET ASSETS                                                        $   10,499
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.99
                                                                  ----------

  *  Non-income producing
  #  Seven-day yield
ADR  American depository receipt
ADS  American depository share
DKK  Danish krone
EUR  Euro
SEK  Swedish krona
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     4/30/00

     Investment Income (Loss)

     Income

     Dividend (net of foreign taxes of $12)                       $       99
       Interest                                                           13

       Total income                                                      112

     Exenses
       Custody and accounting                                             69
       Shareholder servicing                                              20
       Registration                                                       11
       Legal and audit                                                    10
       Prospectus and shareholder reports                                  7
       Directors                                                           3
       Miscellaneous                                                       3
       Reimbursed by manager                                             (58)

       Total expenses                                                     65

     Net investment income (loss)                                         47

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                        718
       Foreign currency transactions                                     (22)

       Net realized gain (loss)                                          696

     Change in net unrealized gain or loss
       Securities                                                       (401)
       Other assets and liabilities
       denominated in foreign currencies                                  (4)

       Change in net unrealized gain or loss                            (405)

     Net realized and unrealized gain (loss)                             291

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $      338
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                6 Months            12/21/98
                                                   Ended             Through
                                                 4/30/00            10/31/99

     Increase (Decrease) in Net Assets

     Operations
       Net investment income (loss)            $      47           $     138
       Net realized gain (loss)                      696                 199
       Change in net unrealized
       gain or loss                                 (405)                443

       Increase (decrease) in net
       assets from operations                        338                 780

     Distributions to shareholders
       Net investment income                        (171)               --
       Net realized gain                            (206)               --

       Decrease in net assets
       from distributions                           (377)               --

     Capital share transactions*
       Shares sold                                 4,846              13,689
       Distributions reinvested                      354                --
       Shares redeemed                            (4,438)             (4,693)

       Increase (decrease) in net
       assets from capital
       share transactions                            762               8,996

     Net Assets

     Increase (decrease)
       during period                                 723               9,776

     Beginning of period                           9,776                --

     End of period                             $  10,499           $   9,776

     *Share information
       Shares sold                                   437               1,331
       Distributions reinvested                       32                --
       Shares redeemed                              (403)               (442)

       Increase (decrease) in
       shares outstanding                             66                 889

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 21, 1998. The fund seeks long-term growth of capital and reasonable income by investing primarily in the common stocks of mature, dividend-paying non-U.S. companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE - 2 INVESTMENT TRANSACTIONS

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $314,000; aggregate collateral consisted of $330,000 in the securities lending collateral pool and U.S. government securities valued at $33,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,849,000 and $2,581,000, respectively, for the six months ended April 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,272,000. Net unrealized gain aggregated $42,000 at period-end, of which $1,250,000 related to appreciated investments and $1,208,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.


NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

     The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through October 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $35,000 of management fees were not accrued by the fund for the six months ended April 30, 2000, and $58,000 of other expenses were borne by the manager. Additionally, $166,000 of unaccrued fees and expenses from a prior period remain subject to reimbursement through October 31, 2002.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $69,000 for the six months ended April 30, 2000, of which $13,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $12,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
       Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages
     T. Rowe Price Retirement Planning
      AnalyzerTM CD-ROM or diskette $19.95.
      To order, please call
      1-800-541-5760. Also available
       on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
      CD-ROM or diskette, free. To order,
      please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
      Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our
     easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs,qualified plans, small-business plans, or our no-load variable annuities.


     For fund and account information
     or to conduct transactions,
     24 hours, 7 days a week
     By  touch-tone telephone
     Tele*Access  1-800-638-2587
     By Account Access on the Internet
     Www.troweprice.com/access

     For assistance
     with your existing
     fund account, call:
     Shareholder Service Center
     1-800-225-5132

     To open a brokerage account
     or obtain information, call:
     1-800-638-5660

     Internet address:
     www.troweprice.com

     Plan Account Lines for retirement
     plan participants:
     The appropriate 800 number appears
     on your retirement account statement.

     T. Rowe Price Associates
     100 East Pratt Street
     Baltimore, Maryland  21202

     This report is authorized for
     distribution only to shareholders
     and to others who have received
     a copy of the prospectus appropriate
     to the fund or funds covered in this
     report.

     Walk-In Investor Centers:
     For directions, call 1-800-225-5132
     or visit our Web site

     Baltimore Area
     Downtown
     101 East Lombard Street

     Owings Mills
     Three Financial Center
     4515 Painters Mill Road

     Boston Area
     386 Washington Street
     Wellesley

     Colorado Springs
     4410 ArrowsWest Drive

     Los Angeles Area
     Warner Center
     21800 Oxnard Street, Suite 270
     Woodland Hills

     Tampa
     4200 West Cypress Street
     10th  Floor

     Washington, D.C.
     900 17th Street N.W.
     Farragut Square

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        F127-051  4/30/00